UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2010

ActiveCare, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-53570 (Commission File Number)	87-0578125 (IRS Employer Identification No.)

5059 West 2100 South, Salt Lake City, Utah 84120
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (801) 974-9474

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 2, 2010, ActiveCare, Inc. (“ActiveCare” or “Registrant”) entered into a “Distribution Agreement” with AL Amerilife, LLC (“Amerilife”) for the distribution of Registrant’s services to insurance and financial services customers of Amerilife. Under the terms of the agreement, Amerilife is granted the exclusive right to distribute the Registrant’s services to the insurance and financial services market within the United States and Puerto Rico.  The exclusive grant is conditioned upon Amerilife obtaining minimum distribution levels in each year of the five-year arrangement.

During the term of the agreement, and subject to Amerilife’s continuing performance under the agreement, Amerilife may make limited use of the trademarks and trade names of the Registrant.

A copy of the Distribution Agreement is included with this Current Report as an exhibit.

Item 9.01

On July 7, 2010, ActiveCare issued a press release announcing its agreement with Amerilife.  A copy of the press release is included with this Current Report as an exhibit.

(d)  Exhibits.

10.1           Distribution Agreement dated July 2, 2010, effective June 17, 2010

99.1           Press Release dated July 7, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ActiveCare, Inc.

By:	/s/ James Dalton
James Dalton, Chief Executive Officer

Date: July 7, 2010